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                                                                 EXHIBIT 10.10.9


Recording Requested by and   )
When Recorded Mail to:       )
                             )
Public Employees' Retirement )
System of Nevada             )
693 West Nye Lane            )
Carson City, Nevada 89701    )
--------------------------------------------------------------------------------
                   (Space above this line for Recorder's Use)

        LEASE AMENDMENT, ESTOPPEL CERTIFICATE AND CONSENT TO ASSIGNMENT
                             (MASONIC LODGE LEASE)


TO: Public Employees' Retirement System of Nevada ("PERS"); Fremont and Third Limited Partnership, a Nevada limited partnership ("Fremont"); Sundance Hotel Group Limited Partnership, a Nevada limited partnership ("Sundance"); and Lincoln Management Company South, a Nevada corporation ("Lincoln"), as general partner of Fremont and Sundance.

RE: Lease dated July 21, 1954, by and between H. John Gluskin, as Lessee, and Las Vegas Lodge No. 32, Free and Accepted Masons of Las Vegas, Clark County, Nevada, as Lessor, which Lease, Lessee represents to Lessor, was recorded on July 27, 1954, in Book 17 as Document No. 16355, Clark County, Nevada Records; said Lease having been amended by that certain Amendment to Lease Agreement, dated July 24, 1954, which Amendment to Lease Agreement, Lessee hereby represents to Lessor, was recorded on July 27, 1954, in Book 17 as Document No. 16356; said Lease having been amended by the certain Supplemental Agreement of October 14, 1954, which Supplemental Agreement, Lessee hereby represents to Lessor, was recorded on February 4, 1955, in Book 39 as Document No. 34334; said Lease having been amended by that certain Articles of Amendment dated July 7, 1973, which Articles of Amendment, Lessee hereby represents to Lessor, was recorded on June 19, 1973, in Book 338 as Document No. 297840; said Lease having been amended by that certain Amendment to Lease dated April 18, 1979, which Amendment to Lease, Lessee hereby represents to Lessor, was recorded on
          April 18, 1979, in Book 1041 as Document No. 1000779 and 1000780; the Lessee's interest in said Lease having been assigned to David Goldwater by that certain Assignment of Lease dated July 27, 1954, which Assignment of Lease, Lessee hereby represents to Lessor, was recorded on July 27, 1954, in Book 17 as Document No. 16359 and re-recorded on July 29, 1954, in Book 17 as Document No. 16523; said Lessee's interest in the said Lease having been assigned to David Goldwater by that certain Assignment of Lease, dated February 2, 1955, which Assignment of Lease, Lessee hereby represents to Lessor, was recorded
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          on February 4, 1959, in Book 39 as Document No. 34335; the Lessee's
          interest in said Lease having been assigned to Three-O-One Corporation, a Nevada corporation, by that certain Assignment of Lease, dated January 31, 1955, which Assignment of Lease, Lessee hereby represents to Lessor, was recorded on February 1, 1955, in Book 39, as Document 33943 and on February 4, 1955, in Book 39, as Document No. 34336; and Lessee's interest in the said Lease having been assigned to Nevada Building Company by that certain Assignment of Lease, dated August 7, 1972, which Assignment of Lease, Lessee hereby represents to Lessor, was recorded on August 11, 1972, in Book 254 as Document No. 213615; said Lessee's interest in said Lease having been assigned to M. B. Dalitz by that certain Assignment of Lease dated April 18, 1979, which Assignment of Lease, Lessee hereby represents to Lessor, was recorded on April 18, 1979, in Book 1041, as Document No. 1000778 and re-recorded on April 26, 1979, in Book 1045 as Document No. 10004574; said Lease having been amended by that certain Amendment to Lease dated April 18, 1979, which Amendment to Lease, Lessee hereby represents to Lessor, was recorded on April 18, 1979, in Book 1041 as Document No. 1000780; the Lessee's interest in said Lease having been assigned to Moe B. Dalitz, Trustee under "The M. B. Dalitz Revocable Trust" dated January 25, 1980, by that certain Assignment of Leases, dated June 13, 1980, which Assignment of Leases, Lessee hereby represents to Lessor, was recorded on September 12, 1980, in Book 1280 as Document No. 1239412; said Lease having been amended by that certain Amendment to Masonic Ground Lease dated December 20, 1982, which Amendment to Masonic Ground Lease, Lessee represents to Lessor, was recorded on January 5, 1983, in Book 1669 as Document No. 1628017; said Lease covering the Premises located in Las Vegas, Clark County, Nevada, more particularly described as:

                    Lots One (1), Two (2), Three (3) and
                    Four (4) in Block Thirty (30) of CLARK'S
                    LAS VEGAS TOWNSITE, as shown by map thereof on file in Book 1 of Plats, page 37, in the Office of the County Recorder of Clark County, Nevada.

                    TOGETHER WITH that certain alley vacated by the City of Las Vegas, recorded April 9, 1979 as Document No. 995695 in Book 1036 of Official Records, Clark County, Nevada as follows:

                    That portion of that certain Northwest-
                    Southwest alley in Block Thirty (30) of
                    CLARK'S LAS VEGAS TOWNSITE, as shown by

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                    map thereof on file in Book 1 of Plats, page 37, in the
                    Office of the County Recorder of Clark County, Nevada, described as follows: COMMENCING at the Southwesterly corner of Lot One (1) in Block Thirty (30) of said CLARK'S LAS VEGAS TOWNSITE; THENCE Southeasterly along the Southerly line of Lots One (1) through Four (4) of said Block Thirty
                    (30) a distance of 100 feet to a point; THENCE at right angles to the Southwesterly line of said lots a distance of 10 feet to a point; THENCE Northwesterly and parallel to the Southwesterly line of Lots One (1) through Four (4) in Block Thirty (30) a distance of 100 feet to a point; THENCE Northeasterly a distance of 10 feet to the TRUE POINT OF BEGINNING.

          (the "Premises").

Gentlemen:

          The undersigned certify and represent unto PERS, Fremont, Sundance, and Lincoln, in respect of the Lease, as follows:

          (i) The undersigned are owners of record of the Premises, and each of them certifies such on behalf of himself or herself only and that he or she is duly authorized to execute and deliver this Lease Amendment, Estoppel Certificate and Consent to Assignment.

          (ii) The undersigned, collectively, are the current Lessor under the Lease, and each of them certifies, on behalf of himself or herself only, that he or she has not assigned or agreed to assign his or her interest as a Lessor under the Lease in whole or in part. The current address for notices, demands, and communications to the Lessor under the Lease is as follows:

                                        Las Vegas Lodge No. 32
                                        Free and Accepted Masons of
                                        Las Vegas, Nevada, by

                                        /s/ Arthur E. McPherson
                                        ----------------------------------------
                                        32 XXX XXX
                                        ----------------------------------------
                                        Las Vegas, Nevada XXX
                                        ----------------------------------------
                                        TRUSTEE

                                                       and

                                        /s/ XXX E. Christopher
                                        ----------------------------------------
                                        XXX
                                        ----------------------------------------
                                        Las Vegas, Nevada XXX
                                        ----------------------------------------
                                        TRUSTEE

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                                                       and

                                        /s/ XXX
                                        ----------------------------------------
                                        XXX
                                        ----------------------------------------
                                        Las Vegas, Nevada XXX
                                        ----------------------------------------
                                        TRUSTEE

          (iii) To the best knowledge of the undersigned, the M. B. Dalitz Revocable Trust is the current Lessee under the Lease and is entitled to all rights and benefits of the Lessee under the Lease.

          (iv)      The Leased Property is the Premises as set forth above.

          (v) Attached hereto as Exhibit "A", and incorporated herein by this reference, is a true, correct and complete copy of the Lease, as in effect as of the date hereof; and the Lease constitutes the entire agreement between Lessor and Lessee and has not been in any respect modified, altered or amended, except as set forth above.

          (vi) The Lease is in full force and effect, and, to the best of Lessor's knowledge and belief, the Lessee is not in any respect in default under the terms and provisions of the Lease (nor is Lessor aware of any fact or condition which, with notice or the passage of time or both, will become such a default); provided, however, that Lessor does not waive its right to assert a default under the terms and provisions of the Lease for any default occurring after the date hereof. In the event that, unbeknownst to Lessor, Lessee is in fact in default under the Lease as of the date hereof, Lessor's remedies with respect to any such existing default shall be limited to an action for damages and/or specific performance against Lessee and/or Fremont, and Lessor shall not terminate the Lease on account of any such existing default.

          (vii) Lessee has accepted possession of the Premises and is paying rent on a current basis.

          (viii) The term of the Lease commenced on 12:00 noon August 1, 1955, and, subject to the terms and conditions of the Lease, will end at 12:00 noon on August 1, 2018.

          (ix) The rent under the Lease is currently $125,000.00 per year. Such amount is to be paid annually to the Lessor at the place set forth in (ii) above, subject to change by Lessor of place as provided in the Lease. Without limitation of any other payment or other obligations of Lessee under the Lease, Lessee also must pay all real property taxes assessed against the Premises.

          (x) To the best of Lessor's knowledge and belief, Lessor has no present set-offs, claims or defenses to the enforcement of the Lease and no present reason, claim, or grounds to terminate the Lease or declare a default thereunder. In the

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event that, unbeknownst to Lessor, Lessor in fact has a present set-off, claim or defense to the enforcement of the Lease or a present reason, claim or ground to terminate the Lease or declare a default thereunder as of the date hereof, Lessor's remedies with respect to the enforcement of any same shall be limited to an action for damages and/or specific performance against Lessee and/or Fremont, and Lessor shall not terminate the Lease on account thereof.

     (xi) The sum of $125,000.00 as and for rent, has been paid by Lessee in advance for the period from August 1, 1987 to August 1, 1988.

     (xii) No portion of any security deposit has been applied to cure any default under the Lease.

     (xiii) To the best of Lessor's knowledge and belief, (a) there are no uncured defaults by Lessee under the Lease, and (b) the insurance presently maintained by the Lessee complies with all requirements of the Lease.

     (xiv) Lessor hereby approves and consents to the assignment of the Lessee's interest in the Premises and Lessee's interest in the Lease by Lessee to Fremont; provided, however, that such approval and consent shall not release any obligation of Lessee any other person or entity under the Lease, that, notwithstanding such approval and consent, Lessee and any other persons and entities liable under the Lease shall remain fully liable for the obligations of the Lessee under the Lease during the remaining term of the Lease, and that Fremont shall assume the obligations of the Lease as hereinafter provided for from and after the effective date of Lessee's assignment to Fremont to and until such time as Fremont shall properly assign (after obtaining any consent or approval from Lessor that may then be required under the Lease) its interest in the Premises and the Lease, at which time Fremont shall be released and discharged from any and all obligations of the Lease that may thereafter accrue and any further obligation to Lessor that may thereafter arise; and provided further that no such release and discharge of Fremont from said Lease obligations and no such consent and approval by Lessor to such an assignment by Fremont of its interest in the Premises and the Lease shall release any obligation of Lessee under the Lease.

     (xv) Lessor's consent to and approval of said assignment shall in no manner be construed to constitute a subordination of or agreement to subordinate Lessor's reversionary interest in the Premises or a waiver or modification of any rights of Lessor under the Lease and, in particular, and without limitation of the foregoing, shall not be deemed a waiver of (a) the provisions of the Lease that generally prohibit assignments, subleases and other transfers of interests under the Lease or of the applicability of said provisions to any other or future transaction, or (b) the provisions of the hereinabove mentioned Amendment to the Masonic Ground Lease that provide, inter alia, for PERS to maintain at all times a $1,000,000.00

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cash fund as security for the performance of Lessee's obligations under the
Kramer, Ham and Masons Ground Leases (as defined in Said Amendment to Masonic Ground Lease), it being expressly understood and agreed that said $1,000,000.00 cash fund shall remain in existence, in accordance with the requirements of said Amendments to Masonic Ground Lease, at all times during the term of the Lease.

     (xvi) Lessor has been advised that Lessee intends to sell and assign Lessee's right, title and interest in and to, among other things, that complex commonly known as the Sundance Hotel and Casino, Las Vegas, Nevada (the "Sundance Property") (including, without limitation, all of Lessee's right, title and interest in the leasehold estate in the Premises pursuant to the Lease, except that Lessee shall continue to remain liable to Lessor under the Lease) to Fremont pursuant to a certain Purchase Agreement (hereafter, "the Purchase Agreement") a copy of which Purchase Agreement, as amended, has been furnished to Lessor, and Lessor has been further advised that PERS and Fremont have required the delivery of this lease Amendment, Estoppel Certificate and Consent of Assignment by the Lessor in connection with such acquisition. However, it is understood and agreed that, notwithstanding anything to the contrary in Section 3 of the Purchase Agreement, as amended, or otherwise, Lessor's execution of this Lease Amendment, Estoppel Certificate and Consent to Assignment shall not constitute an agreement on the part of Lessor to consent to any further amendment to or assignment, sublease or other transfer of the lease, any refinancing of any indebtedness relating to the Premises or any other transaction other than Lessee's assignment of the Lease to Fremont as contemplated herein and the amendment to the Lease hereunder to increase the annual rental under the Lease, as provided for below, and Lessee, Fremont and all other signatories hereto and persons and entities mentioned herein, by signing or accepting the benefits of this document, acknowledge and agree that Lessor is undertaking no obligation to agree to any such thing.

     (xvii) So long as the same may be lawful, Lessor approves of the nature and the use, as a hotel and gambling casino with related restaurant and bar facilities, of all improvements placed on the Premises and related property, including the contiguous nature of the Sundance Hotel and Casino and the parking structure, and the Pioneer Citizen's Bank of Nevada building, and their use in conjunction with adjacent properties.

     In consideration for Lessor's consenting hereunder to the assignment of Lessee's interest in the Premises and the Lease to Fremont, it is agreed by Lessor, Lessee and Fremont that, effective on the date as of which said assignment becomes effective the annual rental under the Lease shall be increased from $125,000.00 to $128,125.00.

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     The increase in the annual rental provided for herein shall be prorated for that year based on the number of days in that year occurring on or after the date on which such assignment becomes effective. Except as amended by this paragraph, the Lease shall remain in full force and effect in accordance with its terms.

     As required by Sections 3 and 12 of the Purchase Agreement by and between Fremont as "Buyer" and Lessee as "Seller" for the purchase and sale of the Sundance Property, the increase in the annual rental under the Lease from $125,000.00 to $128,125.00 or $3,125.00, shall be off-set at the rate of one-twelve (1/12) thereof monthly by Fremont against monthly rent due and payable to Lessee pursuant to Section 12.02.5 of the Purchase Agreement and the Parking Lot Lease, which off-set shall be provided for by Amendment to Section
12.02.5 of the Purchase Agreement and by the terms of the Parking Lot Lease for corresponding reductions of the monthly rental payment by Fremont as "Buyer" to Lessee as "Seller" pursuant to the Parking Lot Lease. The provisions of the preceding sentence are matters between Lessee and Fremont that shall be of no concern to Lessor and shall not affect either Lessee's or Fremont's liability (as elsewhere provided for herein) for the payment of the full rental that may be payable from time to time under the Lease, as amended hereby.

     Lessor makes the above statements for the benefit and protection of Fremont, Sundance and Lincoln, knowing that they will rely on the same in acquiring the right, title, and interest of Lessee in and to the leasehold estate upon the Premises pursuant to the Lease and that PERS will rely on the same in approving Fremont's acquisition of the Sundance Property under the Purchase Agreement subject to certain indebtedness to PERS on the Premises. However, this Lease Amendment, Estoppel Certificate and Consent to Assignment shall be effective upon, and only upon, the delivery to Lessor of an original duly executed by all persons and entities whose signatures are provided for below.

     DATED as of October 23, 1987.
                 ----------

                                    LESSOR:

                      /s/ ARTHUR E. MCPHERSON
                      ------------------------------------
                      Trustee

                      /s/ XXX
                      ------------------------------------
                      Trustee

                      /s/ XXX
                      ------------------------------------
                      Trustee

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                      AGREEMENT AND ASSUMPTION OF ASSIGNEE
                      ------------------------------------

     The undersigned, Fremont and Third Limited Partnership, hereby agrees to the terms and conditions of the foregoing lease Amendment, Estoppel Certificate and Consent to Assignment and hereby assumes the Lease (as defined above) and agrees to be jointly and severally liable with the Lessee (as defined above) for the performance of all covenants and obligations of the Lessee under the Lease to the extent provided for in paragraph (xiv) of said Lease Amendment, Estoppel Certificate and Consent to Assignment.

                    DATED as of --------------------, 1987.

                     FREMONT AND THIRD LIMITED PARTNERSHIP,
                     a Nevada limited partnership

                     By:  LINCOLN MANAGEMENT COMPANY SOUTH,
                          a Nevada corporation, its sole
                          general partner


                                   By:
                                        ---------------------------------

                                   Its:
                                        ---------------------------------

                      AGREEMENT AND UNDERTAKING OF LESSEE
                      -----------------------------------

     The undersigned, M. B. Dalitz Revocable Trust, as Lessee under the Lease, as defined in the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment, hereby agrees to the terms and conditions of said instrument (including, without limitation, the provisions thereof that increase the basic monthly rental under the Lease) and undertakes to be and remain at all times liable to the Lessor under the Lease for the performance of all covenants and obligations of the Lessee under the Lease, which liability shall be joint and several with the assignee referred to in said instrument for as long as said assignee shall be liable under the Lease, but which liability shall survive, and be unaffected by, any release of said assignee from liability under paragraph (xiv) of said instrument.

                       DATED as of      XXX      , 1987.
                                   --------------

                                             M.B. DALITZ REVOCABLE TRUST

                                             By: /s/ M. B. Dalitz
                                                 ------------------------------
                                                      M. B. Dalitz, Trustee


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                      CONSENT AND ASSIGNMENT OF GUARANTOR
                      -----------------------------------

     The undersigned, M. B. Dalitz, individually, as the guarantor under that certain Guaranty and Agreement executed by him under date of December 20, 1982, in favor of the Lessor under the above-referenced Lease (the "Guaranty Agreement"), hereby consents to the terms of the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment, to the assignment of said Lease consented to by Lessor thereunder and to the increase in basic monthly rental provided for therein. Said M. B. Dalitz further agrees that the terms and conditions of the Guaranty Agreement shall remain in full force and effect as to the aforesaid Lease and that neither Lessor's execution of the foregoing lease Amendment, Estoppel Certificate and Consent to Assignment, nor the assignment of said Lease consented to thereby, nor the increase in basic monthly rental provided for therein, nor the failure of Lessor to obtain any consent from any other guarantor under the Guaranty Agreement (said M. B. Dalitz being aware of and agreeing to the fact that Lessor does not intend to seek the consent of any such other guarantor) shall operate to release, exonerate or in any way affect the guarantees, promises or obligations of whatsoever kind undertaken by said M. B. Dalitz pursuant to the Guaranty Agreement.

                DATED as of October 28th, 1987.
                            ------------


                                                   /s/ M. B. Dalitz
                                                   --------------------------
                                                   M. B. Dalitz


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                         CONSENT AND AGREEMENT OF PERS
                         -----------------------------

     The undersigned, Public Employees Retirement System of Nevada ("PERS"), as the beneficiary under that certain Deed of Trust and Assignment of Rents securing payment of the Sundance Loan (as defined in the Amendment to Kramer Ground Lease Referred to in the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment), hereby consents to the execution of the foregoing Lease Amendment, Estoppel Certificate and Consent to Assignment by Lessor, as defined in said instrument, to the assignment of Lease consented to by Lessor under said instrument, and to the increase in basic monthly rental provided for in said instrument and agrees that the same shall not affect any obligation of PERS to Lessor under the aforesaid Amendment to Kramer Ground Lease.

DATED as of Oct 26, 1987.
            ------

                                                     PUBLIC EMPLOYEES RETIREMENT
                                                     SYSTEM OF NEVADA

                                                     By: /s/ Wilbur K. Keating
                                                         ----------------------

                                                     Its: Executive Director
                                                          ------------------


LS/20/gmm


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                                EXHIBIT 10(iii)